UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 20, 2004

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:        001-15305

DELAWARE	51-0380803
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 754-5300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 20, 2004, BlackRock, Inc. (the “Corporation”) reported results of operations and financial condition for the three months ended March 31, 2004. A copy of the press release issued by the Corporation is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc. (Registrant)

Date:	April 20, 2004	By:	/s/ Paul L. Audet

Paul L. Audet Managing Director & Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by the Corporation on April 20, 2004, with respect to the Corporation’s results of operations and financial condition for the three months ended March 31, 2004.